UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2020 (August 13, 2020)

On Track Innovations Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Israel

(State or Other Jurisdiction of Incorporation)

000-49877	N/A
(Commission File Number)	(IRS Employer Identification No.)

Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel	2069200
(Address of Principal Executive Offices)	(Zip Code)

011 972 4 6868000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On August 13, 2020, On Track Innovations Ltd. (the “Company”) held an annual meeting of its shareholders (the “Meeting”). The final results of the shareholders voting at the Meeting are set forth below. Shareholders voted on the following proposals:

Proposal No. 1 — Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say-On-Pay Vote”).

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, was approved by the Company’s shareholders. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
21,979,356	771,545	82,247	12,743,125

Proposal No. 2 — Advisory Vote on the Frequency of an Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Frequency Vote”).

The Company’s shareholders voted on the frequency of holding future non-binding, advisory votes relating to the compensation of the Company’s named executive officers. The votes were as follows:

1 year	2 years	3 years	Abstain	Broker Non-Votes
1,993,428	1,786,083	18,960,570	93,067	12,743,125

Proposal No. 3 — Appointment of Independent Registered Public Accounting Firm.

The proposal to appoint Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited (“PwC”), to serve as the Company’s independent registered public accounting firm until the 2021 annual general meeting of shareholders, and to authorize the Board of Directors, upon the recommendation of the Company’s Audit Committee, to determine the remuneration of PwC, in accordance with the volume and nature of their services, was approved by the Company’s shareholders. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
35,063,138	496,556	16,579	N/A

Proposal No. 4 — Approval of a Framework for a Company’s Directors and Officers Insurance Policy.

The proposal to approve a framework for an insurance policy for directors and officers of the Company, for a period of three years commencing as of August 2020, was approved by the Company’s shareholders. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
21,003,898	826,938	1,002,312	12,743,125

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Track Innovations Ltd.

Date: August 18, 2020	By:	/s/ Assaf Cohen
	Name:	Assaf Cohen
	Title:	Chief Financial Officer

2